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                                                                    Exhibit 10.1

                               GIVEN IMAGING LTD.

                                1998 OPTION PLAN


         1.       NAME.

                  This plan, as may be amended from time to time, shall be known as the "1998 Option Plan" (the "PLAN").

         2.       PURPOSE.

                  The Plan is intended as an incentive to retain, in the employ or directorship of GIven Imaging Ltd. (the "COMPANY") and/or its future subsidiaries, persons of training, experience and ability, to attract new employees whose services are considered valuable, to encourage the sense of proprietorship of such persons and to stimulate their active interest in the development and financial success of the Company and the appreciation of shareholders' value, by providing directors, officers, employees and consultants of the Company with appropriate incentives and rewards.

                  At the election of any Grantee (as defined below), the Option granted thereto under this Plan ("OPTIONS") shall contain such terms that will allow such Option and the shares purchasable thereunder to qualify for the tax regime available under Section 102 of the Israel income Tax Ordinance (New Version), 5721-1961, as amended (the "ORDINANCE"), and the Income Tax Rules (Tax Benefits in Stock issuances to Employees) 5749-1989 (the "RULES"), provided that such Grantee meets the conditions set forth under Section 102 and the Rules, and the provisions of Section 13 of this Plan shall apply to such Options and shares.

         3.       ADMINISTRATION.

                  3.1 The Plan will be administered by the Company's Compensation Committee (the "COMMITTEE"), which will consist of such number of directors of the Company as may be fixed from time to time by the Board of Directors of the Company. Subject to the provisions of the Company's Articles, the Board of Directors shall appoint the members of the Committee, may from time to time remove members from, or add members to, the Committee and shall fill vacancies in the Committee however caused. Any discretion, power or authority granted to the Committee under this Plan may also be exercised by the Board of Directors of the Company, and shall be exercised by the Board of Directors whenever such power or authority is used in respect of a Grantee who is a director of the Company or where prescribed by applicable law.

                  3.2 The Committee shall appoint one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine. Actions at a meeting of the Committee at which a majority of its members are present or acts reduced to or approved in writing by all members of the Committee, shall be the valid acts of the Committee. The Committee may appoint a Secretary, who shall keep records of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.


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                  3.3 Subject to the general terms and conditions of this Plan, the Committee shall have full authority in its discretion, from time to time and at any time, to determine (i) the persons to whom an Option (or Options) under this Plan shall be granted (each shall hereinafter be called "GRANTEE", and collectively, "GRANTEES"), (ii) the number of shares to be covered by each Option, (iii) the time or times at which the same shall be granted, (iv) the schedule and conditions on which such Options may be exercised and on which such shares shall be paid for, (v) any particular terms or conditions which may be attached to an Option, whether more or less favorable to the Grantee compared with the general terms of this Plan, and to the extent same are not contrary to the Plan, and (vi) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan. In determining the number of shares covered by the Option to be granted to each Grantee, the Committee may consider, among other things, the nature of services provided by Grantee, Grantee's salary and/or the duration of Grantee's service or employment by the Company.

                  3.4 No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder and, subject to the terms provided under the Companies Ordinance [New Version], 5743-1983, as amended and the Company's Articles, shall be entitled to be indemnified and held harmless by the Company in respect of any such actions or determinations to the fullest extent permitted.

                  3.5 The interpretation and construction by the Committee of any provision of the Plan or any Option Award (as hereinafter defined) shall be final and conclusive unless otherwise decided by the Board of Directors.

         4.       ELIGIBLE GRANTEES.

                  Options hereunder may be granted to any employee, director, consultant or other person providing professional services to the Company or to any of its future subsidiaries. The grant of an Option to a Grantee hereunder, shall neither entitle such Grantee to participate, nor disqualify him from participating, in any subsequent grant of options or shares pursuant to this Plan or any other share or option incentive plan which the Company or any of its future subsidiaries may adopt.

         5.       RESERVED SHARES.

                  5.1 The Company shall reserve 100,000 authorized but unissued Ordinary A' Shares (nominal value NIS 0.01 per share) for the purpose of this Plan, subject to adjustments as provided in Section 10 hereof. Ordinary A' Shares shall bear such rights and restrictions as set forth under the Company's Articles of Association, which in general shall be equal to the Ordinary Shares of the Company, except for the right to receive notice of, attend and vote at a general meeting of the Company's shareholders, which rights shall not be attached to the Ordinary A' Shares.



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                  5.2 Any shares reserved under this Plan, in respect of which the right hereunder of a Grantee to purchase the same shall for any reason terminate, expire or otherwise cease to exist, shall again be available for grant through Options under this Plan.

         6.       OPTION AWARDS.

                  6.1 The Committee in its discretion may award to Grantees options to purchase shares of the Company available under the Plan (each, an "OPTION", and collectively, the "OPTIONS"). Options may be granted at any time after this Plan has been approved by the Company, subject to any further approval or consent required under the Ordinance, the Rules and other applicable law, except where an Option is to be qualified under Section 102 of the Ordinance, then such Option shall be effective upon its grant provided that 31 days have elapsed from the date of filing with the Assessing Officer (of the Income Tax Commission) of an appropriate notice in respect of the grant of such Option, as required under the Rules, and the Grantee has signed and delivered to the Company a notice and undertaking as required under the Rules.

                  6.2 The instrument granting an Option (the "OPTION AWARD") shall state, INTER ALIA, the number of shares covered thereby (the "OPTION SHARES"), the dates when it may be exercised which, unless otherwise prescribed by the Committee and specified in the Option Award, shall be as set forth in
Section 8.3 below, the Option Price (as defined under Section 7 below), the schedule on which such Option Shares may be paid for and such other terms and conditions as the Committee at its discretion may prescribe, in accordance with
Section 3.3 above.

                  6.3 Unless otherwise determined by the Committee and except as provided in Section 13 below, Option award shall be granted for no consideration, other than the Grantee's agreeing to continue to serve the Company.

         7.       OPTION PRICE.

                  7.1 The purchase price of each Option Share (the "OPTION PRICE") shall be such amount as may be determined by the Committee, but otherwise shall be equal to the Fair Market Value (as defined below) of each Option Share at the date the Option is granted.

                  7.2 (a) In the event that the shares of the Company are not publicly traded on a stock exchange, the Fair Market Value of an Option Share on a particular date shall be the price per share at which the Company last issued any of its shares to a non-affiliated investor.

                      (b) In the event that the shares of the Company are publicly traded on a stock exchange, the Fair Market Value of a share on a particular date shall be the mean between the highest and lowest quoted selling prices on such date on the securities market where the shares of the Company are principally traded, and if there were no sales on such date, but there were sales within a reasonable period both before or after that date, the Fair Market Value shall be determined by taking a weighted average of the mean between the highest and lowest selling prices on the nearest date.



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         8.       EXERCISE OF OPTIONS.

                  8.1 Options shall be exercisable pursuant to the terms under which they were granted and subject to the terms and conditions of this Plan.

                  8.2 An Option, or any part thereof, shall be exercisable by delivering to the Company at its principal office a signed "NOTICE OF EXERCISE" in such form and substance as may be prescribed by the Committee from time to time.

                  8.3 Unless otherwise prescribed by the Committee and specified in the Option Award, an Option will not be exercisable before the second anniversary of the date of grant. As of the second anniversary of the date of grant and at any time thereafter (subject to Section 8.4 below), the Option Award will be exercisable with respect to 50% of the Option Shares, and with respect to 25% of the Option Shares after each of the third and fourth anniversaries of the date of grant, respectively. The Board of Directors shall have the exclusive authority to accelerate the periods for exercising an Option.

                  8.4 Subject to the provisions of Section 9 hereof, an Option, or any part thereof, that has not been exercised and the Option Shares covered thereby not paid for within ten (10) years after the date of grant, or any shorter period set forth in the Option Award (the "EXERCISE PERIOD"), such Option, or such part thereof, shall terminate and all interests and rights of the Grantee thereunder shall automatically expire.

                  8.5 Each payment for Option Shares shall be in respect of a whole number of shares, effected in cash or by a cashier's or certified check payable to the order of the Company, or such other method of payment acceptable to the Committee. Unless otherwise prescribed by the Committee and set forth in the Option Award, payment for the Option Shares issued upon the exercise of the Option Award shall be effected together with the delivery of the Notice of Exercise.

                  8.6 If an Option (or any part thereof) is exercised by the Trustee (as provided in Section 13 below), then -

                     (a) The Option Shares issued upon such exercise shall be issued in the name of the Trustee, who will be registered as their holder in the Company's register of members, and any share certificate issued by the Company in respect of such Option Shares shall be deposited with, and in the name of, the Trustee;

                     (b) Any distributions made by the Company thereafter on the Option Shares (other than bonus shares), in cash or in specie, shall be made to the beneficiary Grantee thereof, in accordance with the Trustee's records, but subject to any contrary provision of the Ordinance or the Rules.

         9.       TERMINATION OF EMPLOYMENT.

                  9.1 GENERAL. (a) Subject to the provisions of Section 9.2 hereof and unless otherwise prescribed by the Committee and specified in the Option Award, if a Grantee should,



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for any cause or reason whatsoever, cease to be employed by or render services to the Company, all of such Grantee's rights, if any, in respect of such Option which are not exercisable at that time, shall IPSO FACTO terminate and all of his/her rights in respect of such Option which are then exercisable shall remain exercisable in accordance with the terms of the Option for the remaining duration of the then applicable Exercise Period. Any Option Shares issued following such cessation of employment or services or other shares acquired by the Grantee in respect thereof shall be subject to the provisions of Section 9.3 hereof. Subject to Section 9.2 hereof, in no event shall a Grantee, whose employment or services has ceased prior to the second anniversary of the date of grant, be entitled to exercise an Option (or any part thereof) unless such cessation of employment or services is for special cause which is not under the his/her control and is approved by the Committee, in its sole discretion, and by the Income Tax Commissioner.

                     (b) In the event of resignation or discharge of a Grantee from his/her employment with the Company, such Grantee's employment shall, for the purposes of this Section 9.1, be deemed to have ceased upon the delivery to the Company of notice of resignation, or upon the delivery to the Grantee of notice of discharge, as the case may be, irrespective of the effective date of such resignation or discharge.

                     (c) Notwithstanding any of the foregoing, unless otherwise prescribed by the Committee and specified in the Option Award, in the event the employment of a Grantee is terminated by the Company for cause of a material breach of his/her agreement or other duty toward the Company or his acting against the Company's interest not in good faith, as the Committee may determine in its sole discretion, said Grantee shall not be entitled to exercise the Option Awards subsequent to the time of delivery of the notice of discharge and all his/her rights with respect thereto shall expire automatically upon termination of his/her employment.

         9.2 DEATH, DISABILITY, RETIREMENT. Anything herein to the contrary notwithstanding:

                     (a) In the event of death of a Grantee, the estate or other successors to whom the rights of a Grantee in respect of an Option are transferred (by operation of law or by will), shall be entitled to exercise such Option (such or portions thereof) to the same extent and on the same terms as the deceased Grantee could have done prior to his death; provided that, unless otherwise prescribed by the Committee and specified in the Option Award, the estate or such successor may exercise such Option through the remaining duration of the then applicable Exercise Period.

                     (b) If a Grantee is unable to continue to be employed by the Company by reason of said Grantee becoming incapacitated while in the employ of the Company as a result of an accident or illness or other cause which is approved by the Committee in its sole discretion, such Grantee shall, subject to approval of the Committee (which shall not be unreasonably withheld), continue to enjoy rights under the Plan on such terms and conditions as the Committee in its discretion may determine.



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                     (c) If a Grantee should retire, such Grantee shall,
subject to the approval of the Committee, continue to enjoy such rights, if any, under this Plan and on such terms and conditions as the Committee in its sole discretion may determine.

      9.3 TERMINATION AFTER OPTION SHARES ARE ISSUED. (a) Any Grantee whose employment with the Company shall terminate for any cause or reason, shall be deemed to have irrevocably offered to all other shareholders (other than other employees) to purchase any and all of his/her Option Shares (including other shares of the Company issued in respect thereof) whether held by him/her or by the Trustee for his/her benefit pursuant to the terms set forth under Article 18A of the Company's Articles. In the event that the Grantee's shares are not purchased as aforesaid, any subsequent sale or disposition thereof shall be subject to the provisions of Article 17 of the Company's Articles.

                     (b) Anything to contrary contained herein or in the Company's Articles notwithstanding, if the Grantee's employment is terminated for cause of fraud, breach of fidelity, theft or other malicious behavior against the Company, then such Grantee shall be deemed to have offered to the other shareholders of the Company (other than other employees) to purchase all his Option Shares (or other shares issued in respect thereof) for their nominal value only, PRO RATA to their respective holdings of the Company's issued and outstanding shares. Such shares shall be sold and transferred as aforesaid within 30 days from the date of such termination of employment. If the Grantee fails to transfer his/her shares as aforesaid, the Company, at the decision of the Board of Directors, shall be entitled to forfeit his/her shares and to authorize any person to execute on behalf of the Grantee any instrument or document necessary to effect such transfer and to make the appropriate inscription in the Company's register of members. Each Grantee, upon accepting an Option Award, shall be deemed to have authorized the Company and each of its officers and to have granted the Company and each of its officers an irrevocable power-of-attorney to execute in his/her name such instruments and documents. The Company and its shareholders shall each be deemed as a third party beneficiary of this paragraph (b) with rights to enforce same against the Grantee.

         10.  ADJUSTMENTS.

                  10.1 In the event the Ordinary A' Shares of the Company shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, recapitalization or the like, the Ordinary A' Shares of the Company shall be exchanged for other securities of the Company or of another corporation, each Grantee shall be entitled, subject to the conditions herein stated, to purchase such number of shares or other securities of the Company or such other corporation, as were exchangeable for the number of Option Shares which such Grantee would have been entitled to purchase on such date except for such event, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; provided, however, that any fractional shares so resulting shall be cancelled.

                  10.2 In the event that the Company shall issue any bonus shares (stock dividend), upon or with respect to any shares underlying an Option granted hereunder, each Grantee upon exercising his Option shall receive (for the purchase price payable upon such



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exercise), the shares as to which said Grantee is exercising his/her said right and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such bonus shares (stock dividend) were declared, as is equal to the amount of shares which said Grantee would have received had said Grantee been the holder of the shares as to which he/she is exercising his/her Option at all times between the date of the granting of such Option and the date of its exercise; provided, however, that any fractional shares so resulting shall be cancelled.

                  10.3 Upon the happening of any of the foregoing events, the class and aggregate number of Ordinary A' Shares issuable pursuant to this Plan (as set forth in Section 5 hereof), in respect of which Option have not yet been granted, shall also be appropriately adjusted to reflect the events specified in Sections 10.1 and 10.2 above.

                  10.4 The Committee shall determine the specific adjustments to be made under this Section 10, and its determination shall be conclusive.

                  10.5 The Committee may, with the approval of the Board of Directors, attach special anti-dilution rights to particular Options, if it shall determine that special circumstances justify granting such rights.

         11.      ASSIGNABILITY AND SALE OF SHARES.

                  Unless otherwise prescribed by the Committee and specified in the Option Award, no Option, nor Option Shares which were not fully paid for, shall be assignable or transferable by the Grantee; and during the lifetime of the Grantee each and all of his/her rights to purchase shares hereunder shall be exercisable only by the Grantee. For avoidance of doubt, the foregoing shall not be deemed to restrict the transfer of a Grantee's rights under an Option Awards or Option Shares purchasable pursuant to the exercise thereof upon the death of such Grantee to his/her estate or other successors by operation of law or will, whose rights therein shall be governed by Section 9.2 hereof.

         12.      PARTICIPATION IN FUTURE ISSUES OF SHARES.

                  If the Board of Directors determines at any time, that the Company shall offer to all its shareholders and on equal terms, to purchase securities of the Company of any class, then holders of Option Awards granted under this Plan shall be entitled, on such terms as the Committee may determine, to be offered with such securities as they would have been entitled to be offered with should they have exercised at such time that portion of their respective Options which shall then be exercisable. A Grantee wishing to accept such offer shall deliver to the Company a written notice of acceptance within the time specified therefor by the Company under the terms of the offer, however the issuance of such securities will occur together with the exercise of the Option, and if the Option will be partially exercised then the number of securities to be so purchased shall be proportional to the number of Option Shares purchased upon such exercise of the Option. The purchase price for such securities will be paid upon their issue to the Grantee, linked to the CPI or US Dollar, as will be determined by the Committee. If such an offer which is accepted by a Grantee contains warrants or convertible securities, and the last date for their exercise is prior to the earliest exercise date of such Grantee's Option, then the Grantee



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shall be entitled to exercise such warrant or convert such securities, as applicable, provided that, if Section 102 of the Ordinance applies to such Option, then the resulting securities will be deposited with the Trustee for the remainder of the applicable Holding Period of such Option.

         13.      APPLICATION OF SECTION 102.

                  Whenever an eligible Grantee shall request, prior to the grant of an Option thereto, that such Option shall qualify under Section 102 of the Ordinance, the following provisions will apply to such Option:

                  13.1 The Option shall be granted in consideration for the Grantee's waiver of a portion of his/her salary, in an amount determined by the Committee and agreed with the Grantee, which in any event shall not exceed the minimum required under the Ordinance and the Rules.

                  13.2 The Option granted to Grantees shall be allotted to and in the name of a trustee nominated by the Committee in accordance with the provisions of Section 102 of the Ordinance and the Rules (the "TRUSTEE"), and held for the benefit of each Grantee for a period of not less than two years from the date of grant (the "HOLDING PERIOD"), and thereafter, the Trustee will transfer the Option Awards or the Option Shares, as the case may be, to the Grantee upon his/her demand, subject to any deduction or withholding required under the Ordinance, the Rules or any other applicable law.

                  13.3 The Trustee and each Grantee requesting qualification under Section 102 shall comply with the Ordinance and Rules and with the escrow agreement entered or to be entered between the Company and the Trustee, and as may from time to time be amended, and shall each execute, file or make any notice, statement, filing or other instrument or document required thereunder.

                  13.4 Each Grantee requesting qualification under Section 102 shall be obligated to immediately notify the Company and the Trustee of his request, if any, to the Income Tax Commissioner pursuant to Rule 6(b) of the Rules in the event the Option Shares are registered on any stock exchange.

                  13.5 In the event bonus shares (stock dividend) are declared on Option Shares during the Holding Period, such bonus shares shall be subject to the provisions of this Plan and shaft be issued and held in the name of the Trustee until the expiration of the Holding Period applicable for such Option Shares.

         14.      LISTING FOR PUBLIC TRADE.

                  14.1 GENERAL. In the event that the Company shall offer its shares to the public in any stock exchange, the Company will take all actions necessary to convert any Option Shares held by the Grantees into shares of such class of shares as may be listed for trade at such stock exchange and the Company shall be entitled to make such changes and amendments to this Plan or to the Option Awards as the Committee may be necessary in order to enable Option Shares to be listed for trade. Notwithstanding the foregoing, nothing herein shall obligate the Company to



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register any Option Shares or other securities which may be issued to a Grantee pursuant to any Option Award on a stock exchange.

                  14.2 COMPLIANCE WITH SECURITIES LAWS. By his/her exercise of an Option Award hereunder, the Grantee agrees not to sell, transfer or otherwise dispose of any of the Option Shares so purchased by him except in compliance with the United States Securities Act of 1933, as amended, and the rules and regulations thereunder, or such other applicable securities laws and/or regulations, and the Grantee further agrees that all certificates evidencing any of such Option Shares shall bear appropriate legends to reflect such restriction.

                  14.3 RESTRICTIONS ON SALES. In addition to Sections 11 and
14.2 above, each Grantee hereby agrees, that in the event that the Company's securities are listed for trade in any stock exchange, the Grantee shall not sell any Option Shares without first giving the Committee a seven days prior written notice, specifying the number of Option Shares which he/she intends to sell, and the Committed approved such sale, provided that the Committee may disapprove such sale only if it shall reasonably believes that such sale may violate any applicable securities laws or regulations, or may place the Company in breach of such laws or regulations or any of its contractual obligations or may otherwise adversely affect the Company. Should the Committee fail to respond to the Grantee's notice, it shall be deemed to have approved such sale. The Committee's approval shall be effective for a period of 60 (sixty) days, shall be limited to a number of shares, which, if not specified in its approval, shall be the number specified in the Grantee notice, and the sale of any shares which the Grantee shall not sell by the end of such 60-day period shall be subject to a new approval in accordance with the foregoing provisions.

         15.      TERM AND AMENDMENT OF THE PLAN.

                  15.1 This Plan shall be effective as of the date of its approval by the Board of Directors of the Company, and unless otherwise prescribed by a subsequent resolution of the Board of Directors, shall remain in effect for a period of 5 (five) years.

                  15.2 The Board of Directors may, at any time and from time to time, suspend, terminate or amend the Plan in any respect except that, in no event may any action of the Company alter or impair the rights of a Grantee, without his/her consent, under any Option Award previously granted to said Grantee.

         16.      EMPLOYEE-EMPLOYER RELATIONS.

                  16.1 Neither this Plan nor any Option Award shall impose any obligation on the Company to continue the employment or service with the Company of any Grantee, and nothing in the Plan or in any Option Award granted pursuant thereto shall confer upon any Grantee any right to continue in the employ or service of the Company, or restrict the right of the Company to terminate such employment or service at any time.

                  16.2 No income or benefit resulting to a Grantee from any Option or Option Shares shall be treated or deemed as a basis for any social or other rights or benefits to which the Grantee may be entitled in connection with his employment with the Company or any subsidiary



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thereof, and the Grantee shall indemnify and hold harmless the Company or any subsidiary thereof, as the case may be, for any cost or expense which will arise or accrue thereto in respect of any such income or benefit.

         17.      GOVERNING LAW AND JURISDICTION.

                  The Plan and all instruments issued thereunder or in connection therewith shall be governed by and interpreted in accordance with the laws of the State of Israel. Any dispute arising out of or in connection with this Plan or any instrument issued thereunder shall be under the exclusive jurisdiction of the competent courts situated in Tel-Aviv.

         18.      TAX CONSEQUENCES.

                  Any tax consequences arising from the grant or exercise of any Option Award, from the payment for shares covered thereby or from any other event or act (of the Company or the Grantee) hereunder, shall be borne solely by the Grantee. Furthermore, the Grantee shall agree to indemnify the Company and hold it harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee.




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                               GIVEN IMAGING LTD.
                                 PC/51-257802-2
                                 (the "COMPANY")


                                  OPTION AWARD

         TO PURCHASE UP TO _____ ORDINARY A' SHARES, PAR VALUE NIS 0.01 EACH QUALIFYING UNDER SECTION 102 OF THE INCOME TAX ORDINANCE


Made on ________, 1998, in the name of:

                                    ---------------------------
                                    of
                                      -------------------------
                                    (the "TRUSTEE")
                                          -------

In favor of:

                                    ---------------------------
                                    of
                                      -------------------------
                                    (the "GRANTEE")
                                          -------


Pursuant to the resolution of the Company's Compensation Committee of __________, 1998, this Option Award evidences the right granted to the Trustee, in the benefit of the Grantee, to purchase up to ______ (______________________) Ordinary A' Shares, par value NIS 0.01 each of the Company (the "OPTION SHARES"), according to, and subject to the terms of the Company's 1998 Option Plan, a copy of which is attached to this Option Award as APPENDIX A and forms an integral part hereof (the "PLAN"), and subject to the provisions of Section 102 of the Income Tax Ordinance (New Version), 5721-1961 (the "ORDINANCE"), the Income Tax Rules (Tax Benefits in Stock Issuances to Employees) 5749-1989 (the "RULES") and the Company's Articles of Association, all as from time to time may be amended, and further subject to the Trust Agreement entered between the Trustee and the Company on _________, 1998, a copy of which is attached hereto as APPENDIX B, and to the special terms, if any, set forth below. All capitalized terms used herein shall bear the respective meaning ascribed thereto under the Plan, unless otherwise defined herein.

OPTION PRICE

The Option Price per each one Option Share shall be (US) $.

SPECIAL TERMS

 . . .


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      IN WITNESS WHEREOF, the Company executed this Option Award on the date first written above.


GIVEN IMAGING LTD.


By:
      ------------------------
Title:
      ------------------------






                 We, the undersigned, hereby agree to the terms of this Option
                 Award:

                 ------------------------              ------------------------
                       the Trustee                          the Grantee


APPENDICES

A'     1998 Option Plan
B'     Trust Agreement